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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 2, 2007


                                 AUTOINFO, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                    001-11497                   13-2867481
     (State or other               (Commission                (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)


          6413 Congress Ave - Suite 260
                   Boca Raton                                    33487
     (Address Of Principal Executive Office)                  (Zip Code)

        Registrant's telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01: Other Events.

      On January 2, 2007, AutoInfo, Inc. issued a press release a copy of the press release is attached as Exhibit 99.1.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits:

Exhibit
Number                             Description
-------                            -----------

99.1         Press release dated January 2, 2007.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        AutoInfo, Inc.

Dated:   January 3, 2007                By:   /s/ Harry M. Wachtel
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                                           Harry M. Wachtel,
                                           President and Chief Executive Officer


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